AWARD/CONTRACT1. THIS CONTRACT IS A RATED ORDERRATINGPAGE OF PAGES UNDER DPAS (15 CFR 350)117 2. CONTRACT (Proc. Inst. Ident.) NO.3. EFFECTIVE DATE4. REQUISITION/PURCHASE REQUEST/PROJECT NO. W911NF-06-C-002710 Nov 2005R-50048-EV-SB1-06308-1 5. ISSUED BYCODE W911NF6. ADMINISTERED BY (If other than Item 5)CODE US ARMY RDECOM ACQ CTR — W911NF 4300 S. MIAMI BLVD DURHAM NC 27703See Item 5 7. NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, state and zip code)8. DELIVERY JMAR RESEARCH INC[ ] FOB ORIGIN [ X] OTHER (See below) 3956 SORRENTO VALLEY BLVD 9. DISCOUNT FOR PROMPT PAYMENT SUITE D SAN DIEGO CA 92121-1427Net 30 Days 10. SUBMIT INVOICES3ITEM (4 copies unless otherwise specified) TO THE ADDRESSSection G CODE 0D2W6FACILITY CODESHOWN IN: 11. SHIP TO/MARK FORCODE W36QYT12. PAYMENT WILL BE MADE BYCODE HQ0303 TRANSPORTATION OFFICE — W36QYTDFAS-ROCK ISLAND PR PROP BK ACCT DURHAMROCK ISLAND OPERATING LOCATION PO BOX 12211ATTN: DFAS-RI-FPV RESEARCH TRIANGLE PARK NC 27709-2211BUILDING 68 ROCK ISLAND IL 61299-8000 13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN14. ACCOUNTING AND APPROPRIATION DATA COMPETITION:See Schedule [] 10 U.S.C. 2304(c)() [ ] 41 U.S.C. 253(c)( ) 15A. ITEM NO.15B. SUPPLIES/ SERVICES15C. QUANTITY 15D. UNIT15E. UNIT PRICE15F. AMOUNT SEE SCHEDULE 15G. TOTAL AMOUNT OF CONTRACT$69,202.00 16. TABLE OF CONTENTS (X) SEC.DESCRIPTIONPAGE(S) (X) SEC.DESCRIPTIONPAGE(S) PART I — THE SCHEDULEPART II — CONTRACT CLAUSES X A SOLICITATION/ CONTRACT FORM1X I CONTRACT CLAUSES15 — 17 X B SUPPLIES OR SERVICES AND PRICES/ COSTS 2 — 4PART III — LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS X C DESCRIPTION/ SPECS./ WORK STATEMENT5J LIST OF ATTACHMENTS X D PACKAGING AND MARKING6PART IV — REPRESENTATIONS AND INSTRUCTIONS X E INSPECTION AND ACCEPTANCE7REPRESENTATIONS, CERTIFICATIONS AND K X F DELIVERIES OR PERFORMANCE8 — 9OTHER STATEMENTS OF OFFERORS X G CONTRACT ADMINISTRATION DATA10 — 12L INSTRS., CONDS., AND NOTICES TO OFFERORS X H SPECIAL CONTRACT REQUIREMENTS13 — 14M EVALUATION FACTORS FOR AWARD CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE 17. [ X] CONTRACTOR’S NEGOTIATED AGREEMENT Contractor is required to sign this18. [ ] AWARD (Contractor is not required to sign this document.)Your offer on Solicitation Number document and return 1 copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to thisincluding the additions or changes made by you which additions or changes are set forth in full contract shall be subject to and governed by the following documents: (a) this award/contract,above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, the contract which consists of the following documents: (a) the Government’s solicitation and your offer, and as are attached or incorporated by reference herein.(b) this award/contract. No further contractual document is necessary. (Attachments are listed herein.) 19A. NAME AND TITLE OF SIGNER (Type or print)20A. NAME AND TITLE OF CONTRACTING OFFICER TEL: EMAIL: 19B. NAME OF CONTRACTOR19C. DATE SIGNED 20B. UNITED STATES OF AMERICA20C. DATE SIGNED BYBY (Signature of person authorized to sign)(Signature of Contracting Officer) NSN 7540-01-152-806926-107STANDARD FORM 26 (REV. 4-85) PREVIOUS EDITION UNUSABLEGPO 1985 O — 469-794Prescribed by GSA FAR (48 CFR) 53.214(a)
NSN 7540-01-152-806926-107STANDARD FORM 26 (REV. 4-85) PREVIOUS EDITION UNUSABLEGPO 1985 O — 469-794Prescribed by GSA
FAR (48 CFR) 53.214(a)
EXHIBIT 10.32

AWARD/CONTRACT

1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 350)

RATING:

PAGE 1 OF 17 PAGES

3. EFFECTIVE DATE: 10 Nov 2005

4. REQUISITION/PURCHASE REQUEST/PROJECT NO.: R-50048-EV-SB1-06306-1

5. ISSUED BY — CODE W911NF
US ARMY RDECOM ACQ CTR - W911NF
4300 S. MIAMI BLVD
DURHAM NC 27703

7. NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, state and zip code)
JMAR RESEARCH INC
3956 SORRENTO VALLEY BLVD
SUITE D
SAN DIEGO CA 92121-1427

CODE 0D2W6 — FACILITY CODE

8. DELIVERY
[ ] FOB ORIGIN [X] OTHER (See below)

9. DISCOUNT FOR PROMPT PAYMENT
Net 30 Days

10. SUBMIT INVOICES (4 copies unless otherwise specified) TO THE ADDRESS SHOWN IN: 3 — ITEM: **Section G**

11. SHIP TO/MARK FOR — CODE W36QYT
TRANSPORTATION OFFICE - W36QYT
PR PROP BK ACCT DURHAM
PO BOX 12211
RESEARCH TRIANGLE PARK NC 27709-2211

12. PAYMENT WILL BE MADE BY — CODE HQ0303
DFAS-ROCK ISLAND
ROCK ISLAND OPERATING LOCATION
ATTN: DFAS-RI-FPV
BUILDING 68
ROCK ISLAND IL 61299-8000

14. ACCOUNTING AND APPROPRIATION DATA
See Schedule

15G. TOTAL AMOUNT OF CONTRACT **$69,202.00**

16. TABLE OF CONTENTS

19B. NAME OF CONTRACTOR
BY ______ (Signature of person authorized to sign)

19C. DATE SIGNED

20B. UNITED STATES OF AMERICA
BY ______ (Signature of Contracting Officer)

20C. DATE SIGNED

NSN 7540-01-152-8069 26-107 STANDARD FORM 26 (REV. 4-85)
PREVIOUS EDITION UNUSABLE GPO 1985 O - 469-794 Prescribed by GSA
FAR (48 CFR) 53.214(a)

Section B — Supplies or Services and Prices
B.1. This is a Firm Fixed Price Contract.
B.2. Line Item Description. In accordance with the terms and conditions of this contract, the Contractor, independently and not as an agent of the Government, shall provide all necessary materials, labor, equipment, and facilities, except as specified herein to be furnished by the Government, and shall do all that which is necessary or incidental to the satisfactory and timely performance of Contract Line Item Numbers shown below.

ITEM NO			UNIT
0001	SUPPLIES/SERVICES	QUANTITY	Dollars, U.S.	UNIT PRICE	AMOUNT

	PHASE I SCIENTIFIC RESEARCH
	FFP
	Small Business Innovative Research (SBIR) proposal A052-028-2273, titled “Multipulse Agile Laser Source for Real-Time Spark Spectrochemical Hazard Analysis in the Field” sets forth the research to be completed under this contract line item number.

	PURCHASE REQUEST NUMBER: R-50048-EV-SB1-06308-1 PROJECT: 50048-EV-SB1
				NET AMT	$0.00

Funded Amount					$0.00

ITEM NO		QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001AA	SUPPLIES/SERVICES	1	Dollars, U.S.	$11,534.00	$11,534.00

	FIRST MONTHLY REPORT
	FFP
	Small Business Innovative Research (SBIR) proposal A052-028-2273, titled “Multipulse Agile Laser Source for Real-Time Spark Spectrochemical Hazard Analysis in the Field” sets forth the research to be completed under this contract line item number.

	PURCHASE REQUEST NUMBER: R-50048-EV-SB1-06308-1
	PROJECT: 50048-EV-SB1
				NET AMT	$11,534.00

Funded Amount					$11,534.00

ITEM NO		QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001AB	SUPPLIES/SERVICES	1	Dollars, U.S.	$11,534.00	$11,534.00

	SECOND MONTHLY REPORT
	FFP
	Small Business Innovative Research (SBIR) proposal A052-028-2273, titled “Multipulse Agile Laser Source for Real-Time Spark Spectrochemical Hazard Analysis in the Field” sets forth the research to be completed under this contract line item number.

	PURCHASE REQUEST NUMBER: R-50048-EV-SB1-06308-1 PROJECT: 50048-EV-SB1
				NET AMT	$11,534.00

	ACRN AA Funded Amount				$11,534.00

ITEM NO		QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001AC	SUPPLIES/SERVICES	1	Dollars, U.S.	$11,534.00	$11,534.00

	THIRD MONTHLY REPORT
	FFP
	Small Business Innovative Research (SBIR) proposal A052-028-2273, titled “Multipulse Agile Laser Source for Real-Time Spark Spectrochemical Hazard Analysis in the Field” sets forth the research to be completed under this contract line item number.

	PURCHASE REQUEST NUMBER: R-50048-EV-SB1-06308-1 PROJECT: 50048-EV-SB1
				NET AMT	$11,534.00

	ACRN AA Funded Amount				$11,534.00

ITEM NO		QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001AC	SUPPLIES/SERVICES	1	Dollars, U.S.	$11,534.00	$11,534.00

	FOURTH MONTHLY REPORT
	FFP
	Small Business Innovative Research (SBIR) proposal A052-028-2273, titled “Multipulse Agile Laser Source for Real-Time Spark Spectrochemical Hazard Analysis in the Field” sets forth the research to be completed under this contract line item number.

	PURCHASE REQUEST NUMBER: R-50048-EV-SB1-06308-1
	PROJECT: 50048-EV-SB1
				NET AMT	$11,534.00

	ACRN AA Funded Amount				$11,534.00

ITEM NO		QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001AE	SUPPLIES/SERVICES	1	Dollars, U.S.	$11,534.00	$11,534.00

	FIFTH MONTHLY REPORT
	FFP
	Small Business Innovative Research (SBIR) proposal A052-028-2273, titled “Multipulse Agile Laser Source for Real-Time Spark Spectrochemical Hazard Analysis in the Field” sets forth the research to be completed under this contract line item number.

	PURCHASE REQUEST NUMBER: R-50048-EV-SB1-06308-1
	PROJECT: 50048-EV-SB1			NET AMT	$11,534.00

	ACRN AA Funded Amount				$11,534.00

ITEM NO		QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001AF	SUPPLIES/SERVICES	1	Dollars, U.S.	$11,532.00	$11,532.00

	FINAL MONTHLY REPORT
	FFP
	Small Business Innovative Research (SBIR) proposal A052-028-2273, titled “Multipulse Agile Laser Source for Real-Time Spark Spectrochemical Hazard Analysis in the Field” sets forth the research to be completed under this contract line item number.

	PURCHASE REQUEST NUMBER: R-50048-EV-SB1-06308-1
	PROJECT: 50048-EV-SB1
				NET AMT	$11,532.00

	ACRN AA Funded Amount				$11,532.00

Section C — Descriptions and Specifications
C.1. Proposed Effort. The FY05 Small Business Innovation Research (SBIR) Program Phase I proposal titled, “Multipulse Agile Laser Source for Real-Time Spark Spectrochemical Hazard Analysis in the Field”, sets forth the research to be performed under this contract and is incorporated by reference into the subject contract. The work to be performed under this contract will be in accordance with the Contractor’s proposal and modifications to the contract, if any.
C.2. Principle Investigator. The Principle Investigator for this contract is Dr. Harry Rieger. Changes to the PI require prior approval and a modification to the contract.

Section D — Packaging and Marking
D.1. Packaging (preservation and packing) and marking of deliverable items called for under this contract shall be in accordance with Contractor’s best commercial practice to insure safe arrival at destination.

Section E — Inspection and Acceptance
NOTE: The following contract clause is hereby incorporated by reference:

CLAUSE	FAR
NUMBER	CITATION	CLAUSE TITLE	DATE

1	52.246-9	INSPECTION OF RESEARCH AND DEVELOPMENT (SHORT FORM)	APR 1984
E.1. The contractor will submit all scientific reports to the office specified in Section F.2 (a) and (b) of the contract for inspection and acceptance. Reports shall be prepared in accordance with the SBIR program solicitation and in accordance with Sections F.2 and F.3 of this contract.
INSPECTION AND ACCEPTANCE TERMS
Supplies/services will be inspected/accepted at:

CLIN	INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY

0001	Destination	Government	Destination	Government
0001AA	Destination	Government	Destination	Government
0001AB	Destination	Government	Destination	Government
0001AC	Destination	Government	Destination	Government
0001AD	Destination	Government	Destination	Government
0001AE	Destination	Government	Destination	Government
0001AF	Destination	Government	Destination	Government
0002	Destination	Government	Destination	Government

Section F — Deliveries or Performance
NOTICE: The following contract clauses are hereby incorporated by reference:

Ref #	FAR Clause #	Clause Title	Date

1.	52.242-15	Stop Work Order	(AUG 1989)
2.	52.247-34	F.O.B. Destination	(NOV 1991)
F.1. Period of Performance:
CLIN 0001: The research called for during CLIN 0001 shall be performed for a period not to exceed six months starting on the effective date of this contract (see block 3 on the Standard Form 26).
CLIN 0002: This contract also contains a four month option that may be unilaterally exercised by the government (see FAR Clause 52.217-8 located in Section I of the contract). If the Government elects to exercise the option period; the period of performance will start on the first day proceeding the termination of CLIN 0001 (see chart below).

CLIN	DATE	QTY	SHIP TO ADDRESS	UIC

0001	09-MAY-2006		TRANSPORTATION OFFICE — W36QYT PR PROP BK ACCT DURHAM PO BOX 12211 RESEARCH TRIANGLE PARK NC 27709-2211 FOB: Destination	W36QYT

0001AA	10-DEC-2005	1	(SAME AS PREVIOUS LOCATION) FOB: Destination	W36QYT

0001AB	09-JAN-2006	1	(SAME AS PREVIOUS LOCATION) FOB: Destination	W36QYT

0001AC	08-FEB-2006	1	(SAME AS PREVIOUS LOCATION) FOB: Destination	W36QYT

0001AD	10-MAR-2006	1	(SAME AS PREVIOUS LOCATION) FOB: Destination	W36QYT

0001AE	09-APR-2006	1	(SAME AS PREVIOUS LOCATION) FOB: Destination	W36QYT

0001AF	09-MAY-2006	1	(SAME AS PREVIOUS LOCATION) FOB: Destination	W36QYT

0002	06-SEP-2006		(SAME AS PREVIOUS LOCATION) FOB: Destination	W36QYT

F.2. Delivery of Data: Reports called for by this contract must be delivered as follows:
(a) Monthly Status Reports – The monthly report will be submitted on a monthly basis along with the monthly “2-in-1 Invoice” for services only, through the DoD Wide Area Workflow Receipt and Acceptance (WAWF-RA) system. The web based system is located at https://wawf.eb.mil also see Section G “Payment Instructions-WAWF”.
OR
(b) Monthly Status Reports – If submission is not possible via the Wide-Area Work-Flow (WAWF) the reports can be submitted monthly electronically in PDF format to the following e-mail address(s): reports@aro.army.mil or to bill.bratton@us.army.mil. Hard copies will also be accepted if this electronic submission is not possible. If hard copies are sent, send 2 copies of the Monthly Status Report to the appropriate address below. Reports will identify (1) the name of the contractor, (2) the contract number, (3) the Contract Line Item Number (CLIN) being billed against and (4) the period of performance.

VIA U.S. MAIL:	VIA OVERNIGHT CARRIER:
U.S. Army Research Office	U.S. Army Research Office
ATTN: Mr. Bill Bratton	ATTN: Mr. Bill Bratton
P.O. Box 12211	4300 South Miami Blvd.
Research Triangle Park, NC 27709-2211	Durham, NC 27703-9142
Email: bill.bratton@us.army.mil	PH: 919-549-4220
(c) Final Technical Report – A Final Monthly Report will be submitted electronically through WAWF-RA. at https://wawf.eb.mil If WAWF-RA submission is not possible you may submit final report in PDF format to the following e-mail address: http://www.arl.army.mil/main/main/default.cfm?Action=29&Page=218. Hard copies will be accepted if electronic submission is not possible. If hard copies are sent, send 2 copies to the appropriate address shown above.
The final report will be delivered within 30 calendar days after the expiration of the Performance Period (F.1) or any extensions thereto. Administrative costs are permitted for the development of this report, but total payment not-to-exceed the total negotiated contract line item amount. The report shall include a completed SF298, “Report Documentation Page” as the first page, identifying the purpose of the work, a brief description of the work, the findings or results, and potential applications of the effort. The SF298 may be published by DoD, and therefore must not contain proprietary or classified information. The balance of the report should indicate in detail the project objectives; work carried out, and results obtained. In completing the SF 298, the following issues need to be addressed:
     (1) Block 12a (Distribution/Availability Statement) of the SF 298 in each unclassified final report must contain one of the following statements (see www.aro.army.mil/forms):
          (a) Distribution authorized to U.S. Government Agencies only; contains proprietary information.
          (b) Approved for public release; distribution unlimited.
(2) Block 13 (Abstract) of the SF 298 must include as the first sentence, “Report developed under SBIR contract” for topic “A05-0**”. The abstract must identify the purpose of the work, a brief description of the work performed, results achieved and potential applications of the effort. Since the DoD will publish the abstract, it must not contain proprietary or classified data.
     (3) Block 14 (Subject Terms) of the SF298 must include the term “SBIR Report.”
     (4) DD Form 882, Report of Inventions and Subcontracts. Submit two copies with the Final Technical Report.
Note: The final payment is subject to an approved Final Technical Report. The U.S. Army Research Office has the responsibility to submit a copy of the Final Technical Report to the Defense Technical Information Center (DTIC).

Section G — Contract Administration Data
CONTRACT ADMINISTRATION DATA
ACRN AA: 21 0506 2040 0000 018129 5 6N 6N7C 665502M40ED 255Y
                     5ED50048EVMAED 5XMAED 018129
AMOUNT: $69,202.00
G.1. Contract Administration. Personnel assigned to the office shown in Block #5 of Standard Form 26 (page 1) will administer this contract.

G.2.	Contracting Officer’s Technical Representative (COR).
Dr. Russell S. Harmon
US Army Research Office
P.O. Box 12211
Research Triangle Park, NC 27709-2211
Voice: (919) 549-4326
FAX: (919) 549-4310

G.3.	Payment Instructions-WAWF.
The Army Research Office will utilize the new DoD Wide Area Workflow Receipt and Acceptance (WAWF) system. This web based system located at https://wawf.eb.mil provides the technology for government contractors and authorized Department of Defense (DoD) personnel to generate, capture and process receipt and payment-related documentation in a paperless environment. Invoices for services rendered under this Contract shall be submitted electronically through WAWF.
It is recommended that the person in your company designated as the Central Contractor Registration (CCR) Electronic Business (EB) Point of Contact and anyone responsible for the submission of invoices, use the online training system for WAWF at http://wawftraining.com. The Vendor, Group Administrator (GAM), and sections marked with an asterisk in the training system need to be reviewed. Vendor Quick Reference Guides are available at http://www.acquisition.navy.mil/navyaos/content/view/full/3521/).
The designated CCR EB point of contact is responsible for activating the company’s CAGE code on WAWF by calling 1-866-618-5988. Once the company is activated, the CCR EB will self-register on the WAWF and follow the instructions for a group administrator. After the company is set-up on WAWF, any additional persons responsible for submitting invoices must self-register at the WAWF: https://wawf.eb.mil.
The following information is needed to fill out invoices:

Issuing Office DODAAC:	W911NF	Acceptor DODAAC:	W911NF
Admin DODAAC:	W911NF	Pay DODAAC:	HQ0303
Contract: See Block 2 of the Contract Cover Page (SF26)

To create an invoice, log on to the WAWF system; click on the Vendor link; select Create New Document; enter the contract number and your contractor CAGE code; and click continue (the above DODAAC information should pre-populate your invoice). Now select 2-in-1 Invoice as the document to create. The 2-in-1 Invoice prepares the Material Inspection and Receiving Report, DD Form 250, and invoice in one document. Fill in the information under each tab ant then click on the “Create Document” button. ”. Attachments created in any Microsoft Office product are attachable to the invoice. Back up documentation (such as monthly progress reports and final reports (5MB limit) can be included under the “Misc Info” tab and attached to the invoice in WAWF. If any of your reports are above 5 MB then submit report electronically to bill.bratton@us.army.mil or send hard copy to the address in Block 5 of the contract cover page (SF26), and insert the line “Attention: Mr. Bill Bratton”. Reports attached in WAWF will go to the Acceptor only. After all the information is included, you must click on the “Submit” button from the “Header” tab. Reports must still be submitted to ARO via WAWF as an Attachment or submitted directly to bill.bratton@us.army.mil. The preferred shipping method is through WAWF.
Under this contract a separate invoice will be prepared monthly (with monthly report) for each of the 4 increments (Subclins 0001AA, 0001AB, etc.) as listed in Section B — Supplies or Services and Prices of the contract. The Subclin amount and the monthly invoice amount should be the same. The monthly invoice will not be paid until the monthly report is received. Therefore, it is best to submit the invoice and report together. The 4th invoice must be submitted as a final invoice (select “Y” in the Final Invoice block).
Note: The contractor shall submit invoices for payment per contract terms and the Government shall process invoices for payment per contract terms. This process is estimated to take 1 to 5 days.
If you have WAWF technical questions please contact the EC Helpdesk at 614-693-6868. If there are WAWF payment questions please contact Ms. Betsy Wehe at 309-782-9179 or Ms. Deb Nickels at 309-782-9115.
G.4. Other Payment Instructions.
a. This manual process should only be used as a last resort. This is not the preferred method. You will need to explain why you are not using WAWF for payments.
b. The contractor shall submit its payment invoices BY FAX to the ARO Invoicing Processing FAX number 919-549-4310 (preferably with monthly report) and to the “Attention: Mr. Bill Bratton”. The contractor shall identify on the invoice that it is an “SBIR” invoice and list its own fax number. The contractor shall send a hard copy of the invoice by mail via one of the methods shown in F.2. above, with an annotation that the invoice was previously sent by fax.
c. The contractor shall include the following information on all vouchers:
1.	Name and Address of the Contractor.

2.	Invoice Date (The contractor is encouraged to date invoices as close as possible to the date of the mailing or transmission).

3.	Contract Number

4.	Description of services performed.

5.	Name (where applicable), title, telephone number, and mailing address of person to be notified in the event of a defective invoice.

6.	Any other pertinent information or documentation required by the contract (verification that a monthly report was submitted).

7.	Invoice #

8.	Cage Code

d. The ARO Invoice Processing personnel will then obtain the appropriate signatures on the faxed invoices for payments and send them BY FAX to the cognizant DFAS payment office. DFAS customer service is 1-800-756-4571. The DFAS payment office is identified on the face of the SF26.
Note: All invoices must identify the CLIN and sub-CLIN under which payment is being requested. INVOICES, WHICH DO NOT IDENTIFY THE PROPER CLIN(S), WILL BE REJECTED BY THE PAYMENT OFFICE AS IMPROPER. If DFAS discovers one or more errors in the invoice, it will note the errors on the invoice and fax it to the contractor for revision or execution of required certifications. The contractor may then revise the invoice and fax it back to DFAS for continued processing. The contractor should contact DFAS to verify receipt of the fax. This process is estimated to take thirty days or more.

Section H — Special Contract Requirements
H.1. Release of Information and Acknowledgment of Sponsorship:
a. Neither the contractor nor any of his employees shall release or publish any news related to this contract without providing a copy to the Contracting Officer Representative (COR/COTR).
b. The contractor agrees that in the release of information relating to this contract, such release shall include a statement to the effect that the project or effort depicted was or is sponsored by the U.S. Army Research Office, and that the content of the information does not necessarily reflect the position or the policy of the Government, and no official endorsement should be inferred.
c. For the purpose of this provision, “information” includes news releases, articles, manuscripts, brochures, advertisements, still and motion pictures, speeches, trade association proceedings, symposia, etc.
d. The contractor further agrees to include this provision in any subcontract awarded as a result of this contract.
H.2. Research Responsibility
a. The contractor shall bear responsibility for the conduct of the research specified in the contractor’s proposal identified in the contract. The contractor will exercise judgment in obtaining the stated research objectives within the limits of the terms and conditions of the contract; provided, however, that the contractor will obtain the contracting officer’s (CO) approval to change the Statement of Work. Consistent with the foregoing the contractor shall conduct the work as set forth in his proposal and accepted by the contract award.
b. The Contractor shall notify the CO if the principal investigator plans to devote less effort to the project than specified in the proposal and, prior to a change in the PI, the Contractor shall notify the CO and request approval of a replacement.
H.3. Section K — Representations and Certifications
Section K — Representations and Certifications, and Other Statement of Offerors, as completed by the Contractor in relation to this contract, is hereby incorporated by reference.
H.4. Defense Contract Audit Agency (DCAA)
The cognizant DCAA office address is listed below:
San Diego Branch Office- 04151

7675 Dagget St., Suite 300	DoDAAC: HAA05B
San Diego, CA 92111	Phone No: 858-616-8800
Fax No: 858-616-8801/8802
E-mail: dcaa-fao4151@dcaa.mil
H.5. Contractor Manpower Reporting:
The Office of the Assistant Secretary of the Army (Manpower & Reserve Affairs) operates and maintains a secure Army data collection site where the contractor will report ALL contractor manpower (including subcontractor manpower) required for performance of this contract. The contractor is required to completely fill in all the information in the format using the following web address: https://contractormanpower.army.pentagon.mil. The required information includes: (1) Contracting Office, Contracting Officer, Contracting Officer’s Technical

Representative; (2) Contract number, including task and delivery order number; (3) Beginning and ending dates covered by reporting period; (4) Contractor name, address, phone number, e-mail address, identity of contractor employee entering data; (5) Estimated direct labor hours (including sub-contractors); (6) Estimated direct labor dollars paid this reporting period (including sub-contractors); (7) Total payments (including sub-contractors); (8) Predominant Federal Service Code (FSC) reflecting services provided by contractor (and separate predominant FSC for each sub-contractor if different); (9) Estimated data collection cost; (10) Organizational title associated with the Unit Identification Code (UIC) for the Army Requiring Activity (the Army Requiring Activity is responsible for providing the contractor with its UIC for the purposes of reporting this information); (11) Locations where contractor and sub-contractors perform the work (specified by zip code in the United States and nearest city, country, when in an overseas location, using standardized nomenclature provided on website); (12) Presence of deployment or contingency contract language: and (13) Number of contractor and sub-contractor employees deployed in theater this reporting period (by country). As part of its submission, the contractor will also provide the estimated total cost (if any) incurred to comply with this reporting requirement. Reporting period will be the period of performance not to exceed 12 months ending 30 September of each government fiscal year and must be reported by 31 October of each calendar year. Contractors may use a direct XML data transfer to the database server or fill in the fields on the website. The XML direct transfer is a format for transferring files from a contractor’s systems to the secure web site without the need for separate data entries for each required data element at the web site. The specific formats for the XML direct transfer may be downloaded from the web site.

Section I — Contract Clauses
FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1) CLAUSES
FAR 52.252-2 Clauses Incorporated by Reference (FEB 1998)
This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es): http://arlinside.arl.mil/offices/procure/library.htm or http://farsite.hill.af.mil/VFFARa.htm

FAR CLAUSE #	TITLE	DATE
FAR 52.202-1	Definitions	(JUL 2004)
FAR 52.203-3	Gratuities	(APR 1984)
FAR 52.203-5	Covenant Against Contingent Fees	(APR 1984)
FAR 52.203-6	Restrictions on Subcontractor Sales to the Government	(JUL 1995)
FAR 52.203-7	Anti-Kickback Procedures	(JUL 1995)
FAR 52.203-8	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity	(Jan 1997)
FAR 52.203-10	Price or Fee Adjustment for Illegal or Improper Activity	(JAN 1997)
FAR 52.203-12	Limitation on Payments to Influence Certain Federal Transactions	(JUN 2003)
FAR 52.204-4	Printed or Copied Double-Sided on Recycled Paper	(AUG 2000)
FAR 52.204-7	Central Contractor Registration	(OCT 2003)
FAR 52.209-6	Protecting the Government’s Interest When Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment	(JAN 2005)
FAR 52.211-8	Time of Delivery	(JUN 1997)
FAR 52.215-2	Audit & Records—Negotiation	(JUN 1999)
	Alt II	(APR 1998)
FAR 52.215-8	Order of Precedence Uniform Contract Format	(OCT 1997)
FAR 52.215-19	Notification of Ownership Changes	(OCT 1997)
FAR 52.217-9	Option to Extend the Term of the Contract	(MAR 2000)
FAR 52.219-8	Utilization of Small, Small Disadvantaged and Women-Owned Small Business Concerns	(MAY 2004)
FAR 52.219-14	Limitations on Subcontracting	(DEC 1996)
FAR 52.222-3	Convict Labor	(JUN 2003)
FAR 52.222-26	Equal Opportunity	(APR 2002)
FAR 52.222-35	Affirmative Action for Disabled Veterans and Veterans of the Vietnam Era	(DEC 2001)
FAR 52.222-36	Affirmative Action for Workers with Disabilities	(JUN 1998)
FAR 52.222-37	Employment Reports on Special Disabled Veterans and Veterans of the Vietnam Era	(DEC 2001)
FAR 52.223-6	Drug-Free Workplace	(MAY 2001)
FAR 52.223-14	Toxic Chemical Release Reporting	(AUG 2003)
FAR 52.227-1	Authorization and Consent	(JUL 1995)
	Alternate I	(APR 1984)

FAR CLAUSE #	TITLE	DATE
FAR 52.227-2	Notice and Assistance Regarding Patent and Copyright Infringement	(AUG 1996)
FAR 52.227-11	Patent Rights — Retention by the Contractor (Short Form)	(Jun 1997)
FAR 52.228-7	Insurance—Liability to Third Persons	(MAR 1996)
FAR 52.229-3	Federal, State, and Local Taxes	(JAN 1991)
FAR 52.232-2	Payments under Fixed-Price Research and Development Contracts	(APR 1984)
FAR 52.232-9	Limitation on Withholding of Payments	(APR 1984)
FAR 52.232-17	Interest	(JUN 1996)
FAR 52.232-23	Assignment of Claims	(JAN 1986)
FAR 52.232-25	Prompt Payment	(OCT 2003)
FAR 52.232-33	Payment by Electronic Funds Transfer Payment	(OCT 2003)
FAR 52.233-1	Disputes	(JUL 2002)
FAR 52.233-3	Protest After Award	(AUG 1996)
	Alternate I	(JUN 1985)
FAR 52.242-1	Notice of Intent to Disallow Costs	(APR 1984)
FAR 52.242-13	Bankruptcy	(JUL 1995)
FAR 52.243-1 I	Changes-Fixed Price	(AUG 1987)
FAR 52.244-2 I	Subcontracts (Fixed Price)	(AUG 1998)
	Alternate I	(AUG 1998)
FAR 52.244-5	Competition in Subcontracting	(DEC 1996)
FAR 52.245-18	Special Test Equipment	(FEB 1993)
FAR 52.246-23	Limitation of Liability	(FEB 1997)
FAR 52.247-63	Preference for U.S.-Flag Air Carriers	(JUN 2003)
FAR 52.249-1	Termination for Convenience of the Gov (Fixed Price) (Short Form)	(APR 1984)
FAR 52.249-9	Default (Fixed Price Research and Development)	(APR 1984)
FAR 52.253-1	Computer Generated Forms	(JAN 1991)

I.2. DEFENSE ACQUISITION REGULATION SUPPLEMENT (48 CFR CHAPTER 2) CLAUSES:

DFARS CLAUSE #	TITLE	DATE
DFARS 252.201-7000	Contracting Officer’s Representative	(DEC 1991)
DFARS 252.203-7001	Prohibition on Persons Convicted of Fraud or Other Defense-Contract-Related Felonies	(DEC 2004)
DFARS 252.204-7001	Commercial and Government Entity (CAGE) Code Reporting	(AUG 1999)
DFARS 252.204-7003	Control of Government Personnel Work Product	(APR 1992)
DFARS 252.209-7000	Acquisition from Subcontracts Subject to On-site Inspection under the Intermediate Range Nuclear Forces (INF) Treaty	(NOV 1995)
DFARS 252.225-7001	Buy American Act and Balance of Payments Program.	(JUN 2005)
DFARS 252.225-7002	Qualifying Country Sources as Subcontractors.	(APR 2003)
DFARS 252.225-7012	Preference for Certain Domestic Commodities	(JUN 2004)
DFARS 252.225-7016	Restriction on Acquisition of Ball and Roller Bearings.	(JUN 2005)
DFARS 252.225-7031	Secondary Arab Boycott of Israel	(APR 2003)
DFARS 252.227-7016	Rights in Bid or Proposal Information	(MAY 2004)
DFARS 252.227-7017	Identification and Assertion of Use, Release, or Disclosure Restrictions	(JUN 1995)
DFARS 252.227-7018	Rights in Noncommercial Technical Data and Computer Software— Small Business Innovation Research (SBIR) Program.	(JUN 1995)
DFARS 252.227-7019	Validation of Asserted Restrictions-Computer Software	(JUN 1995)
DFARS 252.227-7028	Technical Data or Computer Software Previously Delivered to the Government	(JUN 1995)
DFARS 252.227-7030	Technical Data — Withholding of Payment	(MAR 2000)
DFARS 252.227-7034	Patents-Subcontracts	(APR 1984)
DFARS 252.227-7037	Validation of Restrictive Markings on Technical Data	(SEP 1999)
DFARS 252.227-7039	Patents — Reporting of Subject Inventions	(APR 1990)
DFARS 252.231-7000	Supplemental Cost Principles	(DEC 1991)
DFARS 252.232-7003	Electronic Submission of Payment Requests	(JAN 2004)
DFARS 252.235-7003	Frequency Authorization	(DEC 1991)
DFARS 252.235-7010	Acknowledgment of Support & Disclaimer	(MAY 1995)
DFARS 252.235-7011	Final Scientific or Technical Report	(NOV 2004)
DFARS 252.242-7000	Postaward Conference	(DEC 1991)